UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
OPTIMUM FUND TRUST
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY MATERIALS
OPTIMUM FUND TRUST
OPTIMUM LARGE CAP GROWTH FUND
OPTIMUM LARGE CAP VALUE FUND
OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND
OPTIMUM INTERNATIONAL FUND
OPTIMUM FIXED INCOME FUND
Dear Shareholder:
I am writing to let you know that a special virtual meeting (the “Meeting”) of shareholders of the Optimum Fund Trust (the “Trust”) will be held on Wednesday, March 5, 2025 at 3:00 p.m., Eastern time. You are invited to attend the Meeting online via the Internet as described in detail in the accompanying Proxy Statement. Shareholders will have the opportunity to submit questions for the Meeting via the process described in the accompanying Proxy Statement.
The purpose of the Meeting is to vote on a proposal that affects the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them.  As a shareholder, you have the opportunity to voice your opinion on the Trustees who oversee your Fund(s).  This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.
Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be. The proposal has been carefully reviewed by the Board of Trustees of the Trust.  The Trustees are responsible for protecting your interests as a shareholder.  The Trustees believe the proposal is in the best interests of shareholders. The Trustees recommend that you vote FOR the proposal. The enclosed overview is provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed Proxy Statement.
Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.
If you have any questions on the proposal before you vote, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor for the Meeting, at 1-833-215-7298. Broadridge will help direct you on how you can get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,

John Leonard
Trustee, President and Chief Executive Officer
January 24, 2025

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on Wednesday, March 5, 2025

To the Shareholders of:
OPTIMUM FUND TRUST
Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Optimum Large Cap Value Fund	Optimum International Fund
Optimum Small-Mid Cap Growth Fund	Optimum Fixed Income Fund

NOTICE IS HEREBY GIVEN that a special virtual meeting (the “Meeting”) of shareholders of the open-end registered investment company listed above (the “Trust” or the “Funds”) will be held on Wednesday, March 5, 2025 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposal:
To elect Trustees to the Board of Trustees for the Trust.  The nominees for election to the Board of Trustees are:
Cheri Belski	Dianna Gonzales-Burdin	Stephen P. Mullin
John Leonard	Mark K. Hancock	Susan M. Stalnecker
Kevin G. Chavers	Pamela J. Moret	Gary R. Young

Shareholders of record of the Trust as of the close of business on January 21, 2025 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the virtual Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or through the Internet as described on your proxy card.  Your vote is important.
By order of the Board of Trustees,
John Leonard
Trustee, President and Chief Executive Officer
January 24, 2025
To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States.  If you prefer, you may instead vote by telephone or through the Internet as described on the accompanying proxy card.  You may revoke your proxy at any time before or at the Meeting as provided in the attached Proxy Statement. If you have any questions on the proposal before you vote, please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor for the Meeting, at 1-833-215-7298.
SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement are available at: www.proxyvote.com.

PROXY STATEMENT

BRIEF OVERVIEW	4
PROPOSAL: TO ELECT A BOARD OF TRUSTEES	6
INTRODUCTION TO THE PROPOSAL	6
WHO ARE THE TRUSTEE NOMINEES?	6
HOW DO I ATTEND THE MEETING VIRTUALLY?	6
HOW ARE NOMINEES FOR TRUSTEE SELECTED?	7
HOW OFTEN DOES THE BOARD MEET AND HOW ARE THE TRUSTEES COMPENSATED?	8
WHO ARE THE PRINCIPAL OFFICERS OF THE TRUST?	9
WHAT ARE THE STANDING COMMITTEES OF THE BOARD?	9
WHO ARE THE TRUST’S INDEPENDENT AUDITORS?	9
WHAT IS A QUORUM AND WHAT IS THE REQUIRED VOTE TO ELECT TRUSTEES?	10
VOTING INFORMATION	11
HOW WILL SHAREHOLDER VOTING BE HANDLED?	11
HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?	11
MAY I REVOKE MY PROXY?	12
WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?	12
WHO IS ENTITLED TO VOTE?	12
WHO WILL PAY THE EXPENSES OF THE MEETING?	12
WHAT OTHER SOLICITATIONS WILL BE MADE?	12
WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THIS PROXY STATEMENT?	13
HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR INCLUSION IN THE TRUST’S PROXY STATEMENT FOR A FUTURE SHAREHOLDER MEETING?	13
HOW MAY I COMMUNICATE WITH THE BOARD?	14
MORE INFORMATION ABOUT THE FUNDS	15
PRINCIPAL HOLDERS OF SHARES	16
APPENDICES TO PROXY STATEMENT	20
APPENDIX A – TRUSTEE NOMINEES	21
APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER	23
APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES	27
APPENDIX D — TRUSTEE COMPENSATION	28
APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST	29
APPENDIX F – AUDITOR INFORMATION	29
APPENDIX G – TRUSTEES AND OFFICERS OF DMC	31
APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING	34
FORM OF PROXY CARD	35

i

PROXY STATEMENT
Dated January 24, 2025

OPTIMUM FUND TRUST
OPTIMUM LARGE CAP GROWTH FUND
OPTIMUM LARGE CAP VALUE FUND
OPTIMUM SMALL-MID CAP GROWTH FUND
OPTIMUM SMALL-MID CAP VALUE FUND
OPTIMUM INTERNATIONAL FUND
OPTIMUM FIXED INCOME FUND
This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Optimum Fund Trust (the “Trust”).  Each of the separate funds within the Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.”  The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposal (the “Proposal”), which is described more fully below:
Proposal	Who votes on the Proposal?
To elect a Board of Trustees	Shareholders of the Trust, with shareholders of all Funds voting collectively
The principal office of the Trust is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354.  You can reach the office of the Trust by telephone by calling 800-914-0278.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Meeting will be held virtually on Wednesday, March 5, 2025 at 3:00 p.m., Eastern time. Fund shareholders are invited to the Meeting and will have the opportunity to ask questions.  The Board, on behalf of each Fund, is soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about January 31, 2025.
This Proxy Statement gives you information about the Trustees, the Proposal, and other matters that you should know before voting.
The Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end. If you hold Trust shares through your participating securities dealer or other financial intermediary, you may contact your dealer for a free copy of the Trust’s most recent annual report or most recent succeeding semiannual report. If you hold Trust shares directly with Delaware Investments Fund Services Company, Inc. (“DIFSC”), the Trust’s service agent, you may request a free copy of the Trust’s most recent annual report or most recent succeeding semiannual report, if any, by calling toll-free 800-914-0278 or writing to the Trust at Attention: Shareholder Service Center, 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. The Trust’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge, through the Funds’ Web site at optimummutualfunds.com/literature.html.
Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their participating securities dealer or other financial intermediary, or our Shareholder Service Center at 800-914-0278.

BRIEF OVERVIEW
Important information to help you understand the Proposal.
Below is a brief overview of the Proposal to be voted upon.  The Proposal is described in greater detail in the enclosed Proxy Statement.  Your vote is important, no matter how large or small your holdings may be.
What Proposal am I being asked to vote on?
You are being asked to vote on the Proposal to elect nine Trustees (the “Trustee Nominees”) to the Board of the Trust.
Has the Board approved the Proposal?
Yes.  The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote to approve the Proposal.
What is the role of the Board of Trustees?
The Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the sub-advisors, the distributor, and others who perform services for the Trust.
Who are the Trustee Nominees and how were they selected?
Seven of the nine Trustee Nominees standing for election are presently members of the Board of Trustees for the Trust. The Board of Trustees’ Nominating and Governance Committee considered the qualifications of current and prospective Board members and recommended that the Trustee Nominees be elected.
Who may vote and how many votes am I entitled to cast?
Only shareholders of record of the Funds on the record date will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  The record date is the close of business on January 21, 2025.  Shareholders will be entitled to one vote for each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share) of each Fund held by the shareholder as of the record date on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.
How do I vote my shares?
You may vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope.  You may also vote by telephone by calling the toll-free number indicated on your proxy card or via the Internet at proxyvote.com. If you have any questions on the proposal before you vote, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor for the Meeting, at 1-833-215-7298.

How can I attend the Meeting?
The Meeting will be conducted virtually via an online portal. If you were a record holder of the Fund shares as of the Meeting record date (close of business on January 21, 2025), you may register in advance to attend the Meeting via the Internet at the following website:  viewproxy.com/OptimumFunds/broadridgevsm/.  During the online registration process, Fund shareholders have the opportunity to submit questions for consideration at the Meeting via the registration form. If you are having trouble registering for the Meeting or have other questions, please email BroadridgeVM@viewproxy.com.

PROPOSAL: TO ELECT A BOARD OF TRUSTEES
Introduction to the Proposal
In the Proposal, shareholders are being asked to elect nine trustees (the “Trustee Nominees”) to the Board of the Trust.
The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the sub-advisors, the distributor, and others who perform services for the Trust.
Who are the Trustee Nominees?
The trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders.  Seven of the Trustee Nominees standing for election are presently members of the Board:  John Leonard, Kevin G. Chavers, Dianna Gonzales-Burdin, Mark K. Hancock, Pamela J. Moret, Stephen P. Mullin, and Susan M. Stalnecker.  Cheri Belski and Gary R. Young have not previously served as Trustees for the Trust.
Seven of the nine Trustee Nominees are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”).  If elected, Ms. Belski and Mr. Leonard will each be deemed to be “Interested Trustees” of the Trust because of their executive and management positions or relationships with the Funds’ service providers or sub-service providers. Appendix A contains a description of the background of the Trustee Nominees and related information.
If elected, each Trustee Nominee will hold office during the lifetime of the Trust and until its termination except for a Trustee’s: resignation, retirement, death or mental/physical incapacity or removal.  The Trustee Nominees are available to serve and have consented to serve if elected.  If a Trustee Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Governance Committee as Trustees.
How do I attend the Meeting virtually?
The Meeting will be conducted virtually via an online portal. If you were a record holder of the Fund shares as of the Meeting record date (close of business on January 21, 2025), you may register in advance to attend the Meeting via the Internet at the following website:  viewproxy.com/OptimumFunds/broadridgevsm/.  Please note that Fund shares held through an intermediary such as a bank or broker must obtain a legal proxy and new control number through their intermediary prior to registration to attend the Meeting. This information will be necessary for Fund shareholders to complete the online registration for the Meeting. During the online registration process, Fund shareholders have the opportunity to submit questions for consideration at the Meeting via the registration form. All steps noted on the Meeting registration website must be completed in order for your registration to be processed.  A final email confirmation will be sent to you once your Meeting registration is approved.  This email confirmation will contain the virtual meeting link to use to log in on the day of the Meeting. The virtual meeting link will only be active for the date and time of the Meeting. Please plan on submitting your online registration to attend the Meeting by no later than 12:00 noon on March 4, 2025 to help avoid registration issues. If you are having trouble registering for the Meeting or have other questions, please email BroadridgeVM@viewproxy.com.
How are nominees for Trustee selected?
The Board’s Nominating and Governance Committee (the “Committee”) recommends nominations for Board members and considers the qualifications of prospective Board members.  The Committee also monitors the performance of counsel for the Independent Trustees.  The Committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Governance Committee, c/o Optimum Fund Trust at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354.  Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board.  The Nominating and Governance Committee consists of the following three Independent Trustees: Kevin G. Chavers, Chair, Pamela J. Moret, and Stephen P. Mullin. The Nominating and Governance Committee held four meetings during the last fiscal year. The Board has adopted and approved a formal written charter for the Nominating and Governance Committee, a copy of which is attached as Appendix B to this Proxy Statement.
The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. The Board believes that it generally benefits from diversity among its members. In the evaluation of Trustee candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.
The Nominating and Governance Committee met on several occasions, including on December 4, 2024, to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment manager (Delaware Management Company, “DMC”) and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to its considerations.  The Nominating and Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on December 5, 2024, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of the Trust.
In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the Committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee Nominee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee Nominee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. It is believed that the specific background of each Trustee Nominee demonstrates that each Trustee Nominee has appropriate Selection Factors to evidence the Trustee Nominee’s ability to serve on the Board. In particular, Messrs. Chavers, Hancock, Leonard, and Young, and Mses. Belski, Gonzales-Burdin and Moret have each held senior management positions at major financial services firms, and each of these individuals has had experience dealing with mutual funds and/or asset managers. Mr. Mullin is an economics professor, and he is currently a principal in an economic consulting firm. He also was previously the Finance Director for the City of Philadelphia. Ms. Stalnecker was employed by E.I. du Pont de Nemours & Co., serving in numerous senior roles during her tenure, including Vice President and Treasurer, and most recently as Vice President of Corporate Productivity and Hospitality. She also serves on the Board of Directors of Leidos and Bioventus.
How often does the Board meet and how are the Trustees compensated?
The Board held 6 meetings during the last fiscal year.  The Trust does not hold annual meetings at which Trustees are elected.
No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table in Appendix C shows the dollar range of shares of each Fund and the aggregate dollar range of shares of the Optimum Fund Trust that were beneficially owned by the Trustee Nominees as of December 31, 2024.
Each Independent Trustee is compensated by the Trust. Mr. Leonard is not an Independent Trustee and is not compensated by the Trust for serving as a Trustee, and if elected, Ms. Belski will also not serve as an Independent Trustee and will not be compensated by the Trust for serving as a Trustee.  Trust officers are not compensated by the Trust.  The table in Appendix D shows the compensation that each Independent Trustee received from the Trust during the 12-month period ended December 31, 2024.

Who are the principal Officers of the Trust?
Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board.  Appendix E identifies the principal officers of the Trust and provides certain background and related information.
What are the standing Committees of the Board?
The Trust’s Board has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee.  This committee monitors accounting and financial reporting policies and practices and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Trust’s Audit Committee consists of the following three Independent Trustees: Susan M. Stalnecker, Chairperson; Mark K. Hancock; and Dianna Gonzales-Burdin. The Audit Committee held 5 meetings during the last fiscal year.
Nominating and Governance Committee.  Information on the Nominating and Governance Committee is provided above under “How are nominees for Trustee selected?”
Who are the Trust’s independent auditors?
Selection of Auditors.  The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the Funds’ independent registered public accounting firm.  Representatives of PwC are not expected to be present at the Meeting, however they will be provided an opportunity to make a statement if they desire to do so and will be available telephonically if necessary to respond to appropriate questions.
Audit Fees.  Appendix F shows the aggregate fees billed for the Trust for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by PwC that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above. Appendix F shows for the last two fiscal years of the Trust the aggregate audit-related fees billed by PwC for providing such services to DMC or other service providers that are under common control with DMC that provide ongoing services to the Trust (together with DMC, the “Covered Entities”).  These audit-related services included the following: year-end audit procedures, group reporting, subsidiary statutory audits, and SOC 1 controls reports.
Tax Fees.  Appendix F also shows the aggregate fees billed for the Trust in each of the last two fiscal years for tax-related services rendered by PwC to the Trust for tax compliance, tax advice, and tax planning.  These tax-related services consisted of the review of income tax returns and annual excise distribution calculations.
All Other Fees.  Appendix F also shows, for the Trust’s last two fiscal years, any other fees billed by PwC for services rendered to the Trust and Covered Entities.
The Audit Committee has considered whether the provision of non-audit services that were rendered to Covered Entities is compatible with maintaining the independence of PwC.  The Audit Committee has determined that PwC’s provision of these services is compatible with maintaining PwC’s independence.
What is a quorum and what is the required vote to elect Trustees?
A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Trust or a particular Fund means one-third (33⅓%) of the shares of the Trust or Fund that are entitled to vote at the Meeting, present virtually or represented by proxy.
Provided that Quorum requirements for the Trust have been satisfied, each Trustee Nominee will be elected to the Board of the Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all the Funds of the Trust. This means that the nine individuals receiving the largest number of votes will be elected.  The votes of all the shares of the Funds will be counted together in determining the results of the voting for the Proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE TRUSTEE NOMINEES UNDER THE PROPOSAL.

VOTING INFORMATION
How will shareholder voting be handled?
Only shareholders of record of the Funds at the close of business on January 21, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  Shareholders will be entitled to one vote for each dollar of Net Asset Value of a Fund and a fractional dollar amount is entitled to a proportionate fractional vote.  If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for the Proposal to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting.  A majority of the votes cast by shareholders of a Fund present virtually or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson of the Meeting.
Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote (“discretionary items,” e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote (“non-discretionary items,” e.g., changes to fundamental investment restrictions).  Because the Meeting has only a discretionary item on the agenda, the Funds do not anticipate receiving broker non-votes.  Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast.  As a result, abstentions and broker non-votes will have no effect on the Proposal, which requires an affirmative vote of a plurality of votes cast.
Broker-dealers that hold a Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the Proposal. The Trust understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card/voting instruction form may have their shares voted by broker-dealer firms in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.
How do I ensure my vote is accurately recorded?
Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign the card(s) before mailing it

(them) in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.
May I revoke my proxy?
You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the virtual Meeting and voting there as described above. If you submit a new vote, electronically or otherwise, such subsequent vote will override your prior vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote virtually at the Meeting, you must obtain a legal proxy from your broker of record as detailed above.
What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.
Who is entitled to vote?
Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement.  The table in Appendix H shows as of the Record Date, as to each of the Funds, the number of shares outstanding.
Who will pay the expenses of the Meeting?
Each Fund will bear its proportionate cost of the proxy preparation, mailing and solicitation. Costs will be generally allocated proportionally across each Fund based on its relative amount of assets under management as compared to the other Funds. The Funds have engaged Broadridge to print and mail the proxy statement to the Funds’ shareholders and act as the information agent and judge of elections for the Meeting at an anticipated cost of approximately $990,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.
What other solicitations will be made?
This proxy solicitation is being made by the Board for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.
In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, email, telecopy,

and personal interviews.  The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by the Funds.
As the Meeting date approaches, you may receive a telephone call from a representative of Broadridge if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote, and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to Broadridge, then the Broadridge representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposal.  Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  Broadridge will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.
Why did my household receive only one copy of this Proxy Statement?
Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record.  If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may call our Shareholder Service Center at 800-914-0278.
How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?
The governing instruments of the Trust do not require that the Funds hold annual meetings of shareholders.  Each Fund would be, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to the advisory arrangements with DMC or of a change in the fundamental investment policies, objectives or restrictions of a Fund.  The Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trust’s governing instruments generally provide that a shareholder meeting may be called by the Trustees or upon written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.
Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC and the Funds’ governing documents, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trust, David F. Connor, at the address of the Funds given below.
How may I communicate with the Board?
Shareholders who wish to communicate to the Board may address correspondence to the Trust’s Secretary, David F. Connor, Optimum Fund Trust, 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354.  Without opening any such correspondence, Trust management will promptly forward all applicable correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS
Investment Manager. DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. As compensation for services rendered under DMC’s agreement with the Trust, DMC is entitled to receive an annual fee equal to a percentage rate of the average daily net assets of each Fund.

Sub-Advisors. DMC has selected sub-advisors for the Funds to: (i) make investment decisions; (ii) place all orders for the purchase and sale of investments with brokers or dealers selected by DMC and/or the sub-advisor; and (iii) perform certain limited related administrative functions in connection therewith. Pursuant to the terms of each sub-advisory agreement, the investment sub-advisory fees are paid by DMC to each sub-advisor based on a percentage of the average daily net assets of a given Fund managed by such sub-advisor.

Administrative and Transfer Agency Services. DIFSC, an affiliate of DMC located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, also provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. DIFSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For providing these administrative services, the Trust pays DIFSC a fee based on a percentage of the Trust's average daily net assets (plus out-of-pocket expenses).

In addition, DIFSC serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. DIFSC is an affiliate of DMC and is a subsidiary of Macquarie. For providing these transfer agency services, the Trust pays DIFSC a fee at an annual rate of the Trust's total average daily net assets, subject to a minimum fee per class per Fund each month, plus out-of-pocket expenses. DIFSC will bill, and the Funds will pay, such compensation monthly.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses.

Fund Accountants.  The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating each Fund's NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

Delaware Investments Fund Services Company (“DIFSC”) provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the

Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds on a relative NAV basis.

Distribution Services. The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Fund's shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.
During the last three fiscal years, no Sub-advisors to the Funds paid commissions for transactions through affiliated brokers.

Custodian. BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.

Legal Counsel. Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Independent Registered Public Accountants. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust.

PRINCIPAL HOLDERS OF SHARES
As of December 31, 2024, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.
As of December 31, 2024, the Trust believes that the following shareholders held of record 5% or more of the outstanding shares of each Class of the Funds. The Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

FUND/CLASS	ACCOUNT NAME/ADDRESS	PERCENTAGE
OPTIMUM FIXED INCOME FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	94.81%
OPTIMUM FIXED INCOME FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	72.72%
OPTIMUM FIXED INCOME FUND – CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	13.08%
OPTIMUM FIXED INCOME FUND – CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.89%
OPTIMUM FIXED INCOME FUND – INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.89%
OPTIMUM INTERNATIONAL FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	90.50%
OPTIMUM INTERNATIONAL FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	85.89%
OPTIMUM INTERNATIONAL FUND – INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.36%

OPTIMUM LARGE CAP GROWTH FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	87.97%
OPTIMUM LARGE CAP GROWTH FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	79.31%
OPTIMUM LARGE CAP GROWTH FUND – INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.80%
OPTIMUM LARGE CAP VALUE FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	89.01%
OPTIMUM LARGE CAP VALUE FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	88.93%
OPTIMUM LARGE CAP VALUE FUND – CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.89%
OPTIMUM LARGE CAP VALUE FUND – INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.92%
OPTIMUM SMALL-MID CAP GROWTH FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	88.35%

OPTIMUM SMALL-MID CAP GROWTH FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	60.89%
OPTIMUM SMALL-MID CAP GROWTH FUND – CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	18.79%
OPTIMUM SMALL-MID CAP GROWTH FUND – CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.83%
OPTIMUM SMALL-MID CAP GROWTH FUND – INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.38%
OPTIMUM SMALL-MID CAP VALUE FUND – CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	90.89%
OPTIMUM SMALL-MID CAP VALUE FUND – CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	70.42%
OPTIMUM SMALL-MID CAP VALUE FUND – CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	23.48%
OPTIMUM SMALL-MID CAP VALUE FUND – INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.41%

APPENDICES TO
PROXY STATEMENT

APPENDIX A – TRUSTEE NOMINEES
APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES
APPENDIX D – TRUSTEE COMPENSATION
APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST
APPENDIX F – AUDITOR INFORMATION
APPENDIX G - TRUSTEES AND OFFICERS OF DMC
APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING

APPENDIX A – TRUSTEE NOMINEES

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Interested Trustee Nominees
John Leonard[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1960	Trustee, President and Chief Executive Officer	Since March 9, 2023	6	Executive Director and Chairperson of Equities - Macquarie Asset Management (2017-Present) Head of Equities and Group Managing Director - UBS Asset Management (2008-2016)	None
Cheri Belski[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1973	Trustee	N/A	N/A
Executive Vice President of Investment Management Solutions – LPL Financial (2024-Present)

Global Head of Product – T. Rowe Price (2021-2024)

Head of Retirement, US Intermediaries – T. Rowe Price (2018-2021)
					None
Independent Trustee Nominees
Pamela J. Moret 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1956	Chair and Trustee	Chair since January 1, 2022 Trustee since October 1, 2013	6	Private Investor (2015-Present) Chief Executive Officer — brightpeak financial (2011-2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	Director and Chair — Blue Cross Blue Shield of Minnesota (2014-Present)
Kevin G. Chavers 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 August 1963	Trustee	Since August 26, 2021	6	Private Investor (2021-Present) Managing Director — BlackRock (Asset management) (2011-2021)	Director — Chimera Investment Corporation (2021-Present) Director — SMBC Americas Holdings, Inc. (2021-Present) Director — Toorak Capital Partners (2021-Present) Director — Freddie Mac (2022-Present)

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Dianna Gonzales-Burdin 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1961	Trustee	Since August 3, 2022	6	Private Investor (2021-Present) Managing Director — Strategic Investment Group (1991-2021)	Director — Heartland Funds (3 mutual funds) (2022-Present) Non-Executive Director - Marathon Asset Management Limited (2024-Present)
Mark K. Hancock 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1968	Trustee	Since August 3, 2022	6	President — The Glenmore Group LLC (2016-Present) Managing Director — Goldman Sachs Asset Management (2005-2015)	None
Stephen P. Mullin 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1956	Trustee	Since July 17, 2003	6	Principal — Econsult Solutions, Inc. (2020-Present) President — Econsult Solutions, Inc. (2013-2020)	None
Susan M. Stalnecker 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since December 14, 2016	6
Executive Coach Contractor – Boston Consulting Group (2024-Present)

Senior Advisor — Boston Consulting Group
(2016-2024)

Vice President - Productivity & Shared Services — E.I. du Pont de Nemours and Company (2012-2016)

Vice President and Treasurer — E.I. du Pont de Nemours and Company (2006-2012)

					Director — Leidos (2016-Present) Director — Bioventus (2018-Present)
Gary R. Young 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1969	Trustee	N/A	N/A
Private Investor (2024-Present)

Chief Compliance Officer (2010-2024) and Chief Risk Officer (2020-2024) – Diamond Hill Capital Management, Inc.

President (2014-2020) and Chief Compliance Officer (2020-2024)  – Diamond Hill Funds
					None

1 The term “Fund Complex” refers to the Trust's Funds.
2 “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Funds' service providers or sub-service providers.

APPENDIX B – NOMINATING AND GOVERNANCE COMMITTEE CHARTER

OPTIMUM FUND TRUST
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee shall be composed of three or more members, each of whom shall be disinterested ("independent") as defined in the Investment Company Act of 1940, as amended (“1940 Act”).  One member of the Committee shall be designated by the Board as Chair.  Each member of the Committee shall serve at the discretion of the Board.  The Chair and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations and Functions

1. Independent Trustees.  Independent Trustees are to be selected and nominated solely by incumbent independent Trustees.  The Committee shall make recommendations for nominations for independent trustee membership on the Board of Trustees to the incumbent independent Trustees.  The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' manager and other affiliates and principal service providers.  Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations.  The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Interested Trustees.  The Committee shall evaluate candidates' qualifications and make recommendations for interested trustee membership on the Board of Trustees to the full Board.

3. Shareholder Recommendations.  The Committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Governance Committee, c/o Optimum Fund Trust at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

4. Identification and Evaluation of Potential Nominees.  The Board and the Committee believe that it is in the best interest of the Funds and their shareholders to obtain highly qualified candidates to serve as members of the Board. The Board and the Committee believe the Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Committee shall evaluate each potential nominee to serve as a Trustee of the Funds, which evaluation shall include, at a minimum, (i) to the extent required, compliance with the independence requirements and other standards of the 1940 Act and the U.S. Securities and Exchange Commission, all other applicable laws, rules, regulations, and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include but shall not be limited to:

•
the person’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, pubic companies or significant private or not-for-profit entities or other organizations, and/or other life experiences;

•
whether the person's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations;

•	the character and integrity of the person;
•	whether or not the person has any criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security;
•
whether or not the person has been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or independent Trustee of the Funds;
•
with respect to service as an independent Trustee, whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser of the Funds, any principal underwriter of the Funds, any subadviser to the Funds, or other Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the audit committee’s membership standards and whether or not the person may qualify as an “audit committee financial expert”;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;
•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Funds; and
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Funds’ retirement policy.
5. Board Composition.  The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

6. Term of Service.  A Trustee shall submit his or her written resignation as a member of the Board by the end of the year upon which the individual reaches the age of 75. The resignation shall be effective upon its acceptance by the Board. It is recognized that the best interests of the Funds and their shareholders may be affected by the timing of the resignation or retirement of a Trustee and that the resignation or retirement of more than one Trustee in a short period of time might, under then prevailing circumstances, not be in the best interests of the Funds and their shareholders. The sense of the Board, however, is, except under extraordinary circumstances, no Trustee shall serve beyond the end of the year upon which the individual reaches the age of 75. In addition, no Trustee shall serve as the Chair of any Board Committee or as Chair of the full Board beyond the end of the year upon which the individual reaches the age of 73.

Additionally, the Board Chair and the applicable Board Committee Chairs will have the following term limits:

•	for the full Board Chair, a term limit of 5 years and eligible for 2 consecutive terms; and

•
for the Audit Committee and Nominating and Governance Committee Chairs (and for the Chair of any new Board Committees created going forward), a term limit of 3 years and eligible for 3 consecutive terms.

Other Powers and Responsibilities

1. The Committee shall evaluate annually, or as otherwise necessary, the ability of each Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Trustee.  The Chair of the Committee shall undertake appropriate action as required by law or based on the Committee's evaluation.

2. The Committee shall evaluate annually, or as otherwise necessary, the performance of the Trust’s Chief Compliance Officer (“CCO”) and such CCO’s annual compensation and make a recommendation in regards to the adequacy of the CCO’s annual compensation to the full Board.

3. The Committee shall, together with the Independent Chair, monitor the performance of counsel for the independent Trustees.

4. Per the instructions of the Committee, shareholders who wish to communicate to the Board may address correspondence to the Trust’s Secretary at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Trust management will promptly forward all applicable correspondence to the intended recipient(s) on the Board.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Approved:  Dec. 16, 2004
Amended:  Sept. 15, 2005

Amended:  June 14, 2007
Amended:  Sept. 22, 2011
Amended:  Dec. 10, 2013
Amended:  Sept. 19, 2017
Amended:  June 19, 2019
Amended:  Dec. 11, 2020
Amended:  June 17, 2021
Amended:  June 21, 2024

APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES
The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares1 of the Optimum Fund Trust that are beneficially owned by each Trustee Nominee as of December 31, 2024.

Fund	Cheri Belski	John Leonard	Kevin G. Chavers	Dianna Gonzales-Burdin	Mark K. Hancock	Pamela J. Moret	Stephen P. Mullin	Susan M. Stalnecker	Gary R. Young
Optimum Large Cap Growth Fund	None	None	$1-$10,000	None	$10,001- $50,000	$1-$10,000	Over $100,000	None	$10,001- $50,000
Optimum Large Cap Value Fund	None	None	$1-$10,000	$10,001 - $50,000	$10,001- $50,000	$10,001- $50,000	$50,001 - $100,000	None	$10,001- $50,000
Optimum Small-Mid Cap Growth Fund	None	None	$1-$10,000	None	$10,001- $50,000	$1-$10,000	$10,001- $50,000	None	$10,001- $50,000
Optimum Small-Mid Cap Value Fund	None	None	$1-$10,000	$10,001 - $50,000	$10,001- $50,000	$1-$10,000	$10,001- $50,000	None	$10,001- $50,000
Optimum International Fund	None	None	$1-$10,000	$10,001 - $50,000	$10,001- $50,000	$1-$10,000	$10,001- $50,000	Over $100,000	$10,001- $50,000
Optimum Fixed Income Fund	None	None	$1-$10,000	$10,001 - $50,000	$10,001- $50,000	$1-$10,000	Over $100,000	None	$10,001- $50,000
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1,2]	None	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000

[1]The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
[2]The term “Family of Investment Companies” refers to the Trust's Funds.

APPENDIX D — TRUSTEE COMPENSATION
The following table describes the aggregate compensation received by the Independent Trustees from the Trust for the 12-month period ended December 31, 2024.  Only Independent Trustees who served on the Trust’s Board of Trustees during this time period received compensation from the Trust.
Trust	Kevin G. Chavers	Robert J. Christian[1]	Dianna Gonzales-Burdin	Mark K. Hancock	Pamela J. Moret	Stephen P. Mullin	Susan M. Stalnecker
Optimum Fund Trust	$135,000	$145,000	$139,250	$145,000	$165,750	$134,000	$158,000

1 Mr. Christian retired as a Trustee of the Trust as of December 31, 2024.

APPENDIX E – PRINCIPAL OFFICERS OF THE TRUST
Officer Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Dec. 1963	Senior Vice President and Secretary	Senior Vice President since May 2013; Secretary since October 2005	David F. Connor has served in various capacities at different times at MAM.*
Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Oct. 1972	Senior Vice President, Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer since Dec. 2019; Treasurer since Sept. 2007	Daniel V. Geatens has served in various capacities at different times at MAM.*
A.G. Ciavarelli 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1972	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President and General Counsel since June 2021; Assistant Secretary since Dec. 2004	A.G. Ciavarelli has served in various capacities at different times at MAM.*

*Macquarie Asset Management (MAM) is the asset management division of Macquarie Group.  MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions.  Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide, including DMC and other service providers to the Funds. Messrs. Connor and Geatens also serve in similar capacities for the Macquarie Funds, a fund complex that has the same investment manager, principal underwriter and transfer agent as the Trust.

APPENDIX F – AUDITOR INFORMATION
The following table shows:
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.
Tax Fees. The aggregate fees billed in each of the last two fiscal years for tax-related services rendered by PwC to the Trust.  The tax-related services provided included the following: the review of income tax returns and the review of annual excise distribution calculations.
Audit-Related Fees. The aggregate fees billed by PwC for services relating to the performance of the audit of the financial statements of Covered Entities.  The audit-related services provided included the following: year-end audit procedures, group reporting, subsidiary statutory audits, and SOC 1 controls reports.
All Other Fees. All other fees billed by PwC for services rendered to the Trust and Covered Entities.
Trust	Audit Fees	Tax Fees	Audit-Related Fees	All Other Fees	Aggregate Non-Audit Fees
Optimum Fund Trust 3/31/24 3/31/23	$179,007 $173,792	$32,810 $31,858	N/A N/A	N/A N/A	N/A N/A
Covered Entities 3/31/24 3/31/23	N/A N/A	N/A N/A	$1,362,878 $2,050,189	N/A N/A	N/A N/A

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the Covered Entities that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

APPENDIX G – TRUSTEES AND OFFICERS OF DMC
The following persons have held the following positions with DMC during the past two years.  The principal business address of each is 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354.
Shawn K. Lytle	Trustee/President/Head of Equities & Multi-Asset/Executive Director
Paul Ames	Executive Vice President/Head of Institutional Distribution, CSG AMER/Executive Director
Linda Bakhshian	Trustee/Executive Vice President/Deputy Chief Investment Officer, Equities & Multi-Asset
Gregory A. Gizzi	Executive Vice President/Head of US Fixed Income and Municipal Bonds/Executive Director
Francis X. Morris	Executive Vice President/Chief Investment Officer, Core Equity/Executive Director Asset/Executive Director
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director
Erik R. Becker	Senior Vice President/Senior Portfolio Manager/Division Director
Nathan A. Brown	Senior Vice President/Senior Portfolio Manager/Division Director
Stephen J. Busch	Senior Vice President/Managing Director, Investments Business Management/Division Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
Liu-Er Chen	Senior Vice President/CIO Emerging Markets/Division Director
Anthony G. Ciavarelli	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
David F. Connor	Trustee/Senior Vice President/General Counsel, Public Investments Americas/Secretary/Division Director
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Brad Frishberg	Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director
Derek L. Hamilton	Senior Vice President/Economist/Division Director
James L. Hinkley	Senior Vice President //Head of ETF Products/Division Director
Kashif Ishaq	Senior Vice President/ Senior Portfolio Manager/Division Director
Elizabeth M. Jones	Senior Vice President/Senior Equity Analyst/Division Director
Bradley M. Klapmeyer	Senior Vice President/Senior Portfolio Manager/Division Director
Eric S. Kleppe	Senior Vice President/Head of Public Markets Relationship Management, CSG AMER/Division Director
Michael Kopfler	Senior Vice President/Chief Operating Officer, Equities & Multi-Asset/Division Director
Alex Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director

Nik Lalvani	Senior Vice President/Team Lead-Large Cap Value/Division Director
Michael Q. Mahoney	Senior Vice President/TA & Intermediary Services/Division Director
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Division Director
Carleen Michalski	Senior Vice President/Head of Product Development/Division Director
Susan L. Natalini	Senior Vice President/Chief Administrative Officer/Division Director
Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director
Mansur Z. Rasul	Senior Vice President/Portfolio Manager/Associate Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
Daniel G. Scherman	Senior Vice President/Head of Equity Risk Analysis Group/Division Director
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director
Emilia P. Wang	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director
Robert Wolfangel, Jr.	Trustee/Senior Vice President/Division Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Division Director
Aaron D. Young	Senior Vice President/Senior Portfolio Manager/Division Director
Catherine DiValentino	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Joseph A. Fiorilla	Vice President/Head of US Trading Operations, Equities & Multi-Asset/Associate Director
Stephen Hoban	Vice President/Treasurer/Associate Director
Francis Magee	Vice President/Head of US Valuations/Associate Director
Andrew McEvoy	Vice President/Associate Director of US Transaction Management/Associate Director
Philip A. Shipp	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director
Lauren Weintraub	Vice President/Senior Equity Trader/Associate Director
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director
Augustas Baliulis	Assistant Vice President/Associate General Counsel/Assistant Secretary/Senior Manager
Aaron Buser	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Damian Deile	Assistant Vice President/Head of US SMA Operations and Accounting/Associate Director
Kristin Fetch	Assistant Vice President/Derivatives Risk Manager/Senior Manager
Douglas Hayes	Assistant Vice President/Senior Equity Analyst/Senior Manager
Bernard Holst Jr.	Assistant Vice President/Head of US SMA Trade Operations/Associate Director

Barry Klein	Assistant Vice President/Senior Equity Analyst/Associate Director
Debra J. Lenzner	Assistant Vice President/Head of Legal Administration
Ross Oklewicz	Assistant Vice President/Associate General Counsel/Assistant Secretary/ Associate Director
James Gray	Senior Vice President of Taxation/Division Director
Jamie Marley	Senior Vice President of Taxation/Division Director
Ron Rabkin	Senior Vice President of Taxation/Division Director
Antoinette Robbins	Senior Compliance Officer/Senior Manager
Alexander Lenoir	Anti-Money Laundering Officer/Division Director

APPENDIX H – NUMBER OF SHARES OF EACH FUND OUTSTANDING
AS OF THE RECORD DATE

Fund Name	Class	Shares Outstanding
Optimum Large Cap Growth Fund	Institutional Class	84,358,456
	Class A	2,615,023
	Class C	45,214
Optimum Large Cap Value Fund	Institutional Class	96,492,476
	Class A	2,474,610
	Class C	15,551
Optimum Small-Mid Cap Growth Fund	Institutional Class	51,852,860
	Class A	615,952
	Class C	17,147
Optimum Small-Mid Cap Value Fund	Institutional Class	47,154,582
	Class A	457,299
	Class C	6,129
Optimum International Fund	Institutional Class	61,497,264
	Class A	966,961
	Class C	18,340
Optimum Fixed Income Fund	Institutional Class	326,831,343
	Class A	5,317,369
	Class C	20,867

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Trustees	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Nominees:

01) Cheri Belski
02) John Leonard
03) Kevin G. Chavers
04) Dianna Gonzales-Burdin
05) Mark K. Hancock
06) Pamela J. Moret
07) Stephen P. Mullin
08) Susan M. Stalnecker
09) Gary R. Young

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date